UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934

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Automatic Data Processing, Inc.

(Name of Registrant as Specified In Its Charter)

William A. Ackman

Veronica M. Hagen

V. Paul Unruh

Pershing Square Capital Management, L.P.

PS Management GP, LLC

Pershing Square, L.P.

Pershing Square II, L.P.

Pershing Square International, Ltd.

Pershing Square Holdings, Ltd.

Pershing Square VI Master, L.P.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Pershing Square Capital Management, L.P. (“Pershing Square”) and certain affiliates posted the following material to www.ADPascending.com:

PRESS RELEASES TIMELINE PRESS RELEASES PRESENTATIONS & VIDEOS QUESTIONS LETTERS & FILINGS Pershing Square Press Releases: October 24, 2017 Proxy Advisory Firm Egan-Jones Joins Glass Lewis In Recommending ADP Shareholders Vote FOR ALL Three of Pershing Square’s Nominees For ADP’s Transformation on the GOLD Proxy Card October 23, 2017 Proxy Advisory Firm Glass Lewis Recommends ADP Shareholders Vote FOR ALL Three of Pershing Square’s Nominees For ADP’s Transformation on the GOLD Proxy Card October 23, 2017 Pershing Square Releases Seventh Question for ADP October 19, 2017 Pershing Square Releases Additional Questions for ADP October 17, 2017 Pershing Square’s Nominees for ADP’s Transformation to Participate in a Fireside Chat October 16, 2017 Pershing Square Highlights Independent Research Survey Results on ADP 83% of ADP’s Current Long Shareholders Surveyed Support Pershing Square’s Involvement in ADP October 10, 2017 Pershing Square Releases Fourth in a Series of Questions for ADP Reminds Shareholders about Live Webcast for ALL ADP Shareholders Tonight October 5, 2017 Pershing Square Releases Third in a Series of Questions for ADP October 2, 2017 Pershing Square Announces Live Webcast for ALL ADP Shareholders on October 10, 2017 September 28, 2017 Pershing Square Releases Letter to Shareholders September 25, 2017 Pershing Square Releases Detailed Response to ADP’s September 12, 2017 Presentation September 20, 2017 Pershing Square Releases Letter to Shareholders September 13, 2017 Pershing Square Responds to ADP Presentation September 8, 2017 Pershing Square Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting September 7, 2017 Pershing Square Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting September 6, 2017 Pershing Square Comments on Meeting with ADP Board September 5, 2017 Pershing Square Files Definitive Proxy Materials for ADP 2017 Annual Meeting August 21, 2017 Pershing Square Issues Statement Regarding ADP August 18, 2017 Pershing Square Announces Replay of Webcast Available at www.ADPascending.com August 16, 2017 Pershing Square Announces Details for Webcast August 7, 2017 Pershing Square Announces Nominees for Election to the Board of Directors of ADP August 4, 2017 Pershing Square Announces Investment in ADP

Every Vote Matters! HOW TO VOTE Vote Online Vote By Phone Vote By Mail Sign Up For Email Updates Top of Form Bottom of Form Pershing Square’s ADP Presentation to Shareholders October 11, 2017 DOWNLOAD PRESENTATION DOWNLOAD SUPPORTING MATERIALS Read Pershing Square’s Letter to Shareholders September 28, 2017 VIEW LETTER ADP: The Time is Now Presentation & Executive Summary DOWNLOAD EXECUTIVE SUMMARY DOWNLOAD FULL PRESENTATION Read Pershing Square’s Weekly Questions to ADP VIEW QUESTIONS The Nominees For ADP’s Transformation Meet Pershing Square’s nominees for election to the Board of ADP: Bill Ackman and independent directors Veronica M. Hagen and V. Paul Unruh BILL ACKMAN » VERONICA M. HAGEN » V. PAUL UNRUH » TIMELINE October 23, 2017 Proxy Advisory Firm Glass Lewis Recommends ADP Shareholders Vote FOR ALL Three of Pershing Square’s Nominees For ADP’s Transformation Glass Lewis recommends ADP shareholders vote for Bill Ackman, Veronica Hagen, and Paul Unruh on the GOLD proxy card, citing an independent perspective and real-world experience in achieving operating efficiencies. October 23, 2017 ADP Comments on Glass Lewis Recommendation October 23, 2017 Pershing Square Releases Seventh Question for ADP Pershing Square issued the seventh in a series of public questions for ADP.

HOME HOW TO VOTE THE NOMINEES INVESTOR MATERIALS REACTIONS CONTACT TIMELINE TIMELINE PRESS RELEASES PRESENTATIONS & VIDEOS QUESTIONS LETTERS & FILINGS October 23, 2017 Proxy Advisory Firm Glass Lewis Recommends ADP Shareholders Vote FOR ALL Three of Pershing Square’s Nominees For ADP’s Transformation Glass Lewis recommends ADP shareholders vote for Bill Ackman, Veronica Hagen, and Paul Unruh on the GOLD proxy card, citing an independent perspective and real-world experience in achieving operating efficiencies. VIEW PRESS RELEASE October 23, 2017 ADP Comments on Glass Lewis Recommendation VIEW PRESS RELEASE October 23, 2017 Pershing Square Releases Seventh Question for ADP Pershing Square issued the seventh in a series of public questions for ADP. VIEW PRESS RELEASE October 19, 2017 Pershing Square’s Nominees for ADP’s Transformation Participate in a Fireside Chat Pershing Square’s nominees Bill Ackman, Veronica Hagen and Paul Unruh discuss their experience and ideas for ADP in a panel discussion moderated by Sanford C. Bernstein & Co. Senior Analyst Lisa Ellis. VIEW VIDEO October 19, 2017 Pershing Square Releases Additional Questions for ADP Pershing Square issued two additional public questions for ADP. VIEW PRESS RELEASE October 18, 2017 ADP Issues a Release Including a Letter to Stockholders and a Video Featuring CEO Carlos Rodriguez and Chairman John Jones VIEW PRESS RELEASE October 17, 2017 Pershing Square Announces a Fireside Chat with Its Nominees for ADP’s Transformation Pershing Square announces a fireside chat with its nominees for ADP’s transformation, hosted and moderated by Sanford C. Bernstein & Co. Senior Analyst Lisa Ellis. VIEW PRESS RELEASE October 16, 2017 Pershing Square Highlights Independent Research Survey Results on ADP Pershing Square highlights the results of an independent ADP shareholder survey, conducted by Sanford C. Bernstein & Co. VIEW PRESS RELEASE October 11, 2017 Pershing Square Publishes Presentation to Shareholders VIEW PRESENTATION VIEW SUPPORTING MATERIALS October 10, 2017 Pershing Square Hosts Live Webcast for ALL ADP Shareholders VIEW VIDEO October 10, 2017 Pershing Square Releases Fourth in a Series of Questions for ADP Pershing Square issued the fourth in a series of public questions for ADP. VIEW PRESS RELEASE October 5, 2017 ADP Sends Letter to Stockholders VIEW PRESS RELEASE October 5, 2017 Pershing Square Releases Third in a Series of Questions for ADP Pershing Square issued the third in a series of unanswered public questions for ADP. VIEW PRESS RELEASE October 4, 2017 Pershing Square CEO Bill Ackman Appears on CNBC Pershing Square CEO Bill Ackman appears on CNBC’s Mad Money with Jim Cramer. VIEW VIDEO October 2, 2017 Pershing Square Announces Live Webcast for ALL ADP Shareholders on October 10, 2017 Pershing Square announces that it will hold a live webcast on the evening of October 10th for all shareholders. The firm also released the second in a series of videos for shareholders. VIEW PRESS RELEASE September 28, 2017 Pershing Square Releases Letter to Shareholders Pershing Square releases a letter to shareholders highlighting margin improvement at CDK and Solera after being disposed of by ADP. The firm also issued the second in a series of public questions for ADP. VIEW PRESS RELEASE September 25, 2017 Pershing Square Releases Detailed Response to ADP’s Presentation Pershing Square responds to ADP’s September 12th presentation noting that ADP overstated total shareholder return during CEO Carlos Rodriguez’s tenure. VIEW PRESS RELEASE September 22, 2017 ADP denies Pershing Square’s Request for the Use of a Universal Proxy Card Pershing Square had previously proposed the use of a universal proxy card, one of the hallmarks of good corporate governance in contested elections. ADP rejected Pershing Square’s request. VIEW LETTER September 20, 2017 Pershing Square Issues Press Release Pershing Square issues a press release announcing the release of: a letter to shareholders, the first in a series of unanswered questions for ADP, and the first in a series of videos for shareholders. VIEW PRESS RELEASE September 20, 2017 Pershing Square CEO Bill Ackman Appears on CNBC Pershing Square CEO Bill Ackman appears on CNBC’s Halftime Report with Scott Wapner: VIEW VIDEOS September 15, 2017 Pershing Square Sends Letter to ADP Pershing Square sends a letter to ADP’s Board requesting the use of a universal proxy card. VIEW FILING September 13, 2017 Pershing Square Responds to ADP Presentation Pershing Square responds to ADP’s September 12, 2017, presentation noting that ADP’s “Focused Transformation Strategy” demonstrates a lack of recognition for the enormous value-creation opportunity that exists at ADP. VIEW PRESS RELEASE September 12, 2017 ADP Files Investor Presentation VIEW PRESENTATION September 7, 2017 Pershing Square Sends Letter to ADP Pershing Square thanks ADP’s Board for meeting on September 5th and notes that a substantial number of shareholders have told Pershing Square that they strongly prefer that the company embrace its significant potential for improvement and that it work together with Pershing Square in the best interest of the company and all of its stakeholders. VIEW FILING September 7, 2017 Pershing Square Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting Pershing Square Reminds Investors that the record date for voting at ADP’s 2017 annual meeting is September 8, 2017 VIEW PRESS RELEASE September 6, 2017 Pershing Square Comments on September 5th Meeting with ADP Board Pershing Square Comments September 5th on Meeting with ADP Board and Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting. VIEW PRESS RELEASE DOWNLOAD EXECUTIVE SUMMARY September 5, 2017 Pershing Square Files Definitive Proxy Materials for ADP 2017 Annual Meeting Pershing Square files a definitive proxy statement with the SEC for the election of William A. Ackman, Veronica M. Hagen and V. Paul Unruh to the ADP Board. VIEW PROXY STATEMENT August 31, 2017 Pershing Square Files an Amended 13 D Pershing Square files an amended 13 D showing that as of August 31, 2017, Veronica M. Hagen and V. Paul Unruh each beneficially own 3,000 shares of Common Stock of ADP. VIEW AMENDED 13 D August 24, 2017 Pershing Square Sends Letter to ADP Pershing Square asks ADP to identify any specific areas of interest for discussion at the upcoming September 5th meeting. VIEW LETTER August 21, 2017 Pershing Square Issues Statement Regarding ADP Pershing Square responds to ADP’s decision not to nominate Pershing Square’s candidates for election to the Board and notes that ADP has failed to respond to any of the issues raised in Pershing Square’s August 17, 2017 presentation. VIEW PRESS RELEASE August 21, 2017 ADP Board Rejects Pershing Square Nominees ADP’s board of directors votes against the nomination of Pershing Square’s three candidates for election. VIEW PRESS RELEASE August 17, 2017 ADP Comments on Pershing Square Investor Presentation ADP comments on Pershing Square’s presentation without responding to any of the issues raised by Pershing Square. VIEW PRESS RELEASE August 17, 2017 Pershing Square Presents “ADP: The Time is Now” Pershing Square details its investment thesis on ADP in a webcast for investors and analysts. VIEW WEBCAST DOWNLOAD PRESENTATION August 16, 2017 Pershing Square Announces Details for Webcast Pershing Square provides access details for its webcast on Thursday, August 17, 2017, at 9:00 AM EDT. VIEW PRESS RELEASE August 14, 2017 Pershing Square Files its Preliminary Proxy Statement Pershing Square files its preliminary proxy statement with the SEC which provides a detailed background of communications between Pershing Square and ADP. VIEW PROXY STATEMENT August 7, 2017 ADP Comments on Pershing Square Capital Management’s Nomination of Directors ADP issues a statement in response to Pershing Square’s nomination of three directors. VIEW PRESS RELEASE August 7, 2017 Pershing Square Announces Nominees for Election to the Board of Directors of ADP Pershing Square proposes Bill Ackman and independent nominees Veronica M. Hagen and V. Paul Unruh for election to the Board of ADP. It also announces it will hold a webcast on August 17, 2017. VIEW PRESS RELEASE August 4, 2017 Pershing Square Announces Investment in ADP Pershing Square confirms it has acquired an 8% stake in ADP and expresses disappointment regarding ADP’s decision not to extend the nominating deadline, which could have facilitated constructive discussions. VIEW PRESS RELEASE August 4, 2017 ADP Says Pershing Square Capital Management Seeking Control of ADP ADP incorrectly claims that Pershing Square is seeking five seats and effective control of its Board and denies Pershing Square’s request for an extension to ADP’s nominating deadline. VIEW PRESS RELEASE Sign up for email updates: Top of Form EMAIL* Bottom of Form Contacts Pershing Square Fran McGill 212 909 2455 McGill@persq.com Rubenstein Steve Murray 212 843 8293 smurray@rubenstein.com Eric Kuo 212 843 8494 ekuo@rubenstein.com

Pershing Square sent the following email to certain subscribers of www.ADPascending.com:

LEGAL NOTICE, DISCLAIMER AND FORWARD-LOOKING INFORMATION Pershing Square Capital Management, L.P. and certain of its affiliated funds have filed with the SEC a definitive proxy statement and accompanying GOLD proxy card to be used to solicit proxies in connection with the Annual Meeting and the election of a slate of director nominees at the Annual Meeting (the “Solicitation”). Stockholders are advised to read the proxy statement and any other documents related to the Solicitation because they contain important information, including information relating to the participants in the Solicitation. These materials and other materials filed by Pershing Square with the SEC in connection with the Solicitation are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Pershing Square with the SEC are also available, without charge, by directing a request to Pershing Square’s proxy solicitor, D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005 (Call Collect: (212) 269-5550; Call Toll Free: (866) 342-1635) or email: ADP@dfking.com. William A. Ackman, Veronica M. Hagen, V. Paul Unruh, Pershing Square Capital Management, L.P., PS Management GP, LLC (“PS Management”), Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd., Pershing Square Holdings, Ltd. and Pershing Square VI Master, L.P. may be deemed “participants” under SEC rules in the Solicitation. William A. Ackman, Pershing Square Capital Management, L.P. and PS Management may be deemed to beneficially own the equity securities of ADP described in Pershing Square’s statement on Schedule 13D initially filed with the SEC on August 7, 2017 (the “Schedule 13D”), as it may be amended from time to time. Except as described in the Schedule 13D or the definitive proxy statement, none of the individuals listed above has a direct or indirect interest, by security holdings or otherwise, in ADP or the matters to be acted upon, if any, in connection with the Annual Meeting. Behalf of the company.

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